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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                NOVEMBER 1, 2001
                Date of Report (Date of earliest event reported)


                      WHITE MOUNTAINS INSURANCE GROUP, LTD.
             (Exact name of registrant as specified in its charter)



          BERMUDA                   1-8993               94-2708455
(State or other jurisdiction of     (Commission          (I.R.S. Employer
 incorporation or organization)          file number)        Identification No.)


               80 SOUTH MAIN STREET, HANOVER, NEW HAMPSHIRE 03755
                    (Address of principal executive offices)


                                 (603) 643-1567
              (Registrant's telephone number, including area code)



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ITEM 2.         DISPOSITION OF ASSETS (OR BUSINESS)

White Mountains' wholly owned subsidiary, OneBeacon Insurance Group (consisting of OneBeacon Corporation and its subsidiaries, "OneBeacon"), previously announced that it has executed a definitive agreement with Liberty Mutual Insurance Group ("Liberty Mutual"). The agreement calls for Liberty Mutual, beginning November 1, 2001 (the "Effective Date"), to assume new and renewal commercial and personal lines business produced by OneBeacon agents in 42 states and the District of Columbia. Additionally, OneBeacon will reinsure 66 2/3% of the net premiums written and the net liability for loss and loss adjustment expense of all policies subject to the agreement during the first twelve months after the Effective Date of the transaction and 33 1/3% of such net premiums written and net liability for loss and loss adjustment expenses during the following twelve months.

The press release issued by OneBeacon dated September 5, 2001 and a summary of significant terms of non- binding agreement in principle between OneBeacon and Liberty Mutual were previously filed as Exhibits 99 (a) and 99 (b), respectively, to the Form 8-K dated September 5, 2001 (filed September 7, 2001). The press release issued by OneBeacon dated October 30, 2001 was previously filed as Exhibit 99 (c) to the Form 8-K amendment dated September 5, 2001 (filed October 31, 2001).

Included as Exhibits 99(d), 99(e), 99(f), 99(g) and 99(h) to this Current Report on Form 8-K are the Master Agreement by and among the Registrant, OneBeacon and Liberty Mutual, a Glossary of Terms to the Master Agreement, the Renewal Rights Agreement by and among OneBeacon and Liberty Mutual, the Peerless Post- Closing Indemnity Reinsurance Agreement by and between OneBeacon and Peerless Insurance Company and the Rewritten Indemnity Reinsurance Agreement by and between Peerless Insurance Company and OneBeacon, respectively, which are incorporated by reference herein in their entirety.


ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.

     (b)        PRO FORMA FINANCIAL INFORMATION.

                Pro Forma Financial Information. The pro forma financial information required by part (b) of Item 7 relating to the Renewal Rights Agreement with Liberty Mutual (which became effective November 1, 2001) is not currently available. The Company will provide the requisite financial information, prepared in accordance with Regulation S-X, in an amendment to this report within 60 days of the date of this report.


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     (c)        Exhibits.  The following exhibits are filed herewith:

     EXHIBIT NO.   DESCRIPTION

     99 (d) Master Agreement by and among the Registrant, OneBeacon and Liberty Mutual.

     99 (e)        A Glossary of Terms to the Master Agreement.

     99 (f)        Renewal Rights Agreement by and among OneBeacon and Liberty
                   Mutual.

     99 (g) Peerless Post-Closing Indemnity Reinsurance Agreement by and between OneBeacon and Peerless Insurance Company

     99 (h) Rewritten Indemnity Reinsurance Agreement by and between Peerless Insurance Company and OneBeacon.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                 WHITE MOUNTAINS INSURANCE GROUP, LTD.



Dated: November 5, 2001          By: /s/ J. BRIAN PALMER
                                     -----------------------------------
                                     Chief Accounting Officer